                                                                       EXHIBIT B




                     ACTION INDUSTRIES INC. AND SUBSIDIARIES
                         PROFORMA COMBINED BALANCE SHEET
                                DECEMBER 31, 1997
                                   (UNAUDITED)

(In thousands)

                                                                                                     ADJUSTMENTS
                                                                                            ----------------------------      AS
                                                     ACTION       GVS        TOTAL             DEBIT            CREDIT     ADJUSTED
                                                     ------       ---        -----             -----            ------     --------
                      ASSETS
CURRENT ASSETS
  CASH AND CASH EQUIVALENTS                         $     59    $     0    $     59                                        $     59
  TRADE ACCOUNTS RECEIVABLE
    NET OF ALLOWANCES                                     20      1,843       1,863                                           1,863
  INVENTORIES                                                     1,012       1,012                                           1,012
  NOTES RECEIVABLE                                                3,147       3,147                          a.    2,500        647

  OTHER CURRENT ASSETS                                   100         45         145                                             145

                                                    --------    -------    --------                                        --------
     TOTAL CURRENT ASSETS                                179      6,047       6,226                                           3,726
                                                    --------    -------    --------                                        --------

PROPERTY, PLANT AND
 EQUIPMENT, NET                                            0        722         722                                             722
                                                    --------    -------    --------                                        --------

OTHER ASSETS
  NOTES RECEIVABLE                                     1,614        469       2,083                                           2,083
  INVESTMENT IN SUBSIDIARY                             5,198        806       6,004                          b.    5,198        806
  DEFERRED ACQUISITION COSTS                                        785         785                                             785
  INTANGIBLE ASSETS, NET                                            502         502                                             502
  GOODWILL, NET                                                                             b.    2,970                       2,970
  OTHER                                                  238        139         377                                             377

                                                    --------    -------    --------                                        --------
     TOTAL OTHER ASSETS                                7,050      2,701       9,751                                           7,523

                                                    --------    -------    --------                                        --------
     TOTAL ASSETS                                   $  7,229    $ 9,470    $ 16,699                                        $ 11,971
                                                    ========    =======    ========                                        ========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

CURRENT LIABILITIES
  NOTES PAYABLE AND OTHER
    DEBT CURRENTLY PAYABLE                          $    115    $   809    $    924                                        $    924
  ACCOUNTS PAYABLE                                       492      1,473       1,965                                           1,965
  ACCRUED EXPENSES                                       139      1,495       1,634                                           1,634
  LOAN PAYABLE, BANK                                                439         439                                             439
  INCOME TAXES PAYABLE                                               (3)         (3)                                             (3)
  OTHER  CURRENT LIABILITIES                             777        119         896                                             896

                                                    --------    -------    --------                                        --------
     TOTAL CURRENT LIABILITIES                         1,523      4,332       5,855                                           5,855
                                                    --------    -------    --------                                        --------

OTHER LIABILITIES
  LONG TERM DEBT                                           0        586         586                                             586
  CONVERTIBLE NOTES                                    3,701          0       3,701                                           3,701
  NOTES PAYABLE                                        2,500                  2,500         a.    2,500                           0
  DEFERRED EXPENSES                                    1,172        175       1,347                                           1,347
  OTHER LIABILITIES                                        0          7           7                                               7
                                                    --------    -------    --------                                        --------
     TOTAL OTHER LIABILITIES                           7,373        768       8,141                                           5,641

                                                    --------    -------    --------                                        --------
     TOTAL LIABILITIES                                 8,896      5,100      13,996                                          11,496
                                                    --------    -------    --------                                        --------

STOCKHOLDERS' EQUITY (DEFICIENCY)
  COMMON STOCK, PAR VALUE $.10                           719          6         725         b.        3                         719
                                                                                            c.        3
  PREFERRED STOCK, CLASS A                                                                                                        0
  PREFERRED STOCK, CLASS B                                                                                                        0
                                                                                                                                  0
  CAPITAL IN EXCESS OF PAR                            25,498      6,318      31,816         b.    3,222                      25,498
                                                                                            c.    3,096

  RETAINED EARNINGS  (ACCUM. DEFICIT)                (16,310)    (1,346)    (17,656)                         b.      687    (16,309)
                                                                                                             c.      660

  MINORITY INTEREST                                                                                          c.    2,141      2,141

                                                    --------    -------    --------                                        --------
                                                       9,907      4,978      14,885                                          12,049

  LESS TREASURY STOCK,  AT COST                      (11,574)      (608)    (12,182)                         b.      310    (11,574)
                                                                                                             c.      298
                                                    --------    -------    --------                                        --------

     TOTAL STOCKHOLDERS' EQUITY (DEFICIENCY)          (1,667)     4,370       2,703                                             475

     TOTAL LIABILITIES AND
                                                    --------    -------    --------                                        --------
       STOCKHOLDERS' EQUITY (DEFICIENCY)            $  7,229    $ 9,470    $ 16,699                                        $ 11,971
                                                    ========    =======    ========                                        ========

                     ACTION INDUSTRIES INC. AND SUBSIDIARIES
                    PROFORMA COMBINED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
                                   (UNAUDITED)

(In thousands, except per share data)

                                                                                                     ADJUSTMENTS
                                                                                            ----------------------------      AS
                                                     ACTION        GVS         TOTAL           DEBIT            CREDIT     ADJUSTED
                                                     ------        ---         -----           -----            ------     --------
NET SALES                                           $      0     $11,799     $ 11,799                                      $ 11,799

COST OF SALES                                                      5,278        5,278                                         5,278
                                                                                    0
                                                    --------     -------     --------                                      --------
     GROSS PROFIT                                          0       6,521        6,521                                         6,521
                                                    --------     -------     --------                                      --------

OPERATING EXPENSES
   SELLING, GENERAL AND ADMIN                            575       6,992        7,567       e.       74                       7,641


   DISTRIBUTION OF STORE PROFITS                                     297          297                                           297
   LOSS ON DISPOSAL OF LABORATORY                                    650          650                                           650

                                                    --------     -------     --------                                      --------
     TOTAL OPERATING EXPENSES                            575       7,939        8,514                                         8,588

                                                    --------     -------     --------                                      --------
     OPERATING INCOME (LOSS)                            (575)     (1,418)      (1,993)                                       (2,067)
                                                    --------     -------     --------                                      --------


OTHER INCOME (EXPENSE)
  INTEREST EXPENSE                                       (54)       (274)        (328)                                         (328)
  INTEREST INCOME                                                     14           14                                            14
  OTHER INCOME (EXPENSE)                                 295         (22)         273                                           273
  GAIN ON SALE OF STORES                                               1            1                                             1
  GAIN ON SALE OF STORE INTEREST                                      99           99                                            99

                                                    --------     -------     --------                                      --------
     TOTAL OTHER INCOME (EXPENSE)                        241        (182)          59                                            59

     INCOME BEFORE INCOME TAXES
                                                    --------     -------     --------                                      --------
       AND MINORITY INTEREST                            (334)     (1,600)      (1,934)                                       (2,008)

INCOME TAX EXPENSE (BENEFIT)                                        (266)        (266)                                         (266)

                                                    --------     -------     --------                                      --------
     INCOME BEFORE MINORITY INTEREST                    (334)     (1,334)      (1,668)                                       (1,742)

MINORITY INTEREST IN SUBSIDIARY                                      (10)         (10)      e.      654                        (664)

                                                    --------     -------     --------                                      --------
     NET LOSS                                      ($    334)   ($ 1,344)   ($  1,678)                                    ($  2,406)
                                                    ========     =======     ========                                      ========



PER SHARE DATA
  NET LOSS PER SHARE (BASIC AND DILUTED)                                                                                  ($   0.43)
  WEIGHTED AVERAGE SHARES OUTSTANDING                                                                                         5,539

                     ACTION INDUSTRIES INC. AND SUBSIDIARIES
                    PROFORMA COMBINED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1997
                                   (UNAUDITED)

(In thousands, except per share data)

                                                                                                     ADJUSTMENTS
                                                                                            ----------------------------      AS
                                                     ACTION        GVS         TOTAL           DEBIT            CREDIT     ADJUSTED
                                                     ------        ---         -----           -----            ------     --------
NET SALES                                           $  5,424     $22,551     $27,975                                       $ 27,975

COST OF SALES                                          3,654       9,286      12,940                                         12,940
                                                                                   0
                                                    --------      ------      ------                                         ------
     GROSS PROFIT                                      1,770      13,265      15,035                                         15,035
                                                    --------      ------      ------                                         ------

OPERATING EXPENSES
   SELLING, GENERAL AND ADMIN                          4,430      11,934      16,364        d.      149                      16,513


   DISTRIBUTION OF STORE PROFITS                                     628         628                                            628

                                                    --------      ------      ------                                         ------
     TOTAL OPERATING EXPENSES                          4,430      12,562      16,992                                         17,141

                                                    --------      ------      ------                                         ------
     OPERATING INCOME (LOSS)                          (2,660)        703      (1,957)                                        (2,106)
                                                    --------      ------      ------                                         ------

OTHER INCOME (EXPENSE)
  INTEREST EXPENSE                                      (485)       (353)       (838)                                          (838)
  OTHER INCOME                                         1,583         174       1,757                                          1,757

                                                    --------      ------      ------                                         ------
     TOTAL OTHER INCOME (EXPENSE)                      1,098        (179)        919                                            919
                                                    --------      ------      ------                                         ------

     OPERATING INCOME (LOSS)                          (1,562)        524      (1,038)                                        (1,187)

INCOME TAXES                                                         314         314                                            314

                                                    --------      ------      ------                                         ------
     INCOME (LOSS) BEFORE MINORITY INTEREST           (1,562)        210      (1,352)                                        (1,501)

MINORITY INTEREST IN SUBSIDIARY                                       (8)         (8)       e.      99                       (107)

                                                    --------      ------      ------                                         ------
     NET INCOME (LOSS)                             ($  1,562)     $  202     ($1,360)                                       ($1,394)
                                                    ========      ======      ======                                         ======



PER SHARE DATA
  NET LOSS PER SHARE (BASIC AND DILUTED)                                                                                    ($ 0.25)
  WEIGHTED AVERAGE SHARES OUTSTANDING                                                                                         5,539

                   UNAUDITED PRO FORMA COMBINED FINANCIAL DATA


The following Unaudited Pro Forma Combined Balance Sheet as of December 31, 1997 and the related Unaudited Pro Forma Combined Statements of Operations for the year ended June 30, 1997 and the six months ended December 31, 1997, are based on the Consolidated Financial Statements and the notes related thereto. The Pro Forma Combined Balance Sheet is adjusted to give effect to the acquisition of 51% interest of GVS (the "Acquisition") as if the transaction had occurred on December 31, 1997. The Unaudited Pro Forma Combined Statement of Operations for the year ended June 30, 1997 is adjusted to give effect to the Acquisition as if this transaction had occurred as of July 1, 1996. The Unaudited Pro Forma Combined Statement of Operations for the six months ended December 31, 1997 is adjusted to give effect to the Acquisition as if this transaction had occurred as of July 1, 1997. The Unaudited Pro Forma Combined Statements of Operations reflect the Acquisition of GVS prior to the date the Company made such Acquisition, using the purchase method of accounting. The Statement of Operations for GVS for the year ended June 30, 1997 includes the five months ended November 30, 1996 (GVS's fiscal year end) and the seven months ended June 30, 1997. The Pro Forma operating results are not necessarily indicative of the operating results that would have been achieved had the Acquisition actually occurred at July 1, 1996, nor do they purport to indicate the results of future operations.

The Unaudited Pro Forma Combined Financial Data is based on the assumptions set forth in the notes to such statements and should be read in conjunction with the related Consolidated Financial Statements and notes thereto included elsewhere in FORM 8-K. The Pro Forma adjustments are based on the terms of the Stock Purchase Agreement. In the opinion of the Company, all adjustments have been made that are necessary to fairly present the Pro Forma data.

                             ACTION INDUSTRIES INC.
                 NOTES TO PROFORMA COMBINED FINANCIAL STATEMENTS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
                                   (UNAUDITED)



a.       To eliminate intercompany notes of $2.5 million owed by Action to GVS.

b. To record allocation of purchase price based on the estimated fair value of net assets acquired and eliminate the 51% of GVS equity accounts.

c. To record the 49% minority interest and eliminate the 49% of GVS equity accounts.

d.       To record amortization of goodwill over 20 years.

e.       To record current period minority interest on statement of operations.

f. The Statement of Operations for GVS has combined the five months ended November 30, 1996 plus the seven months ended June 30, 1997. GVS's fiscal year ends on November 30 which differs from Action which ends on June 30.

g. Action acquired 26,800,000 shares of newly issued GVS's common stock which consists of 51% interest of GVS. The purchase price was approximated $5.2 million which consists of the forgiveness of $2.7 million previously advanced to GVS and the issuance of a $2.5 million promissory note due March 31, 2000 by Action to GVS. The acquisition was accounted for as a purchase effective March 20, 1998 and the purchase price has been allocated based upon the estimated fair market value of assets acquired.